UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2021

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue	New York	New York	10017-5592
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (917) 663-2000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange
4.125% Notes due 2021	PM21	New York Stock Exchange
2.900% Notes due 2021	PM21A	New York Stock Exchange
2.625% Notes due 2022	PM22A	New York Stock Exchange
2.375% Notes due 2022	PM22B	New York Stock Exchange
2.500% Notes due 2022	PM22	New York Stock Exchange
2.500% Notes due 2022	PM22C	New York Stock Exchange
2.625% Notes due 2023	PM23	New York Stock Exchange
2.125% Notes due 2023	PM23B	New York Stock Exchange
3.600% Notes due 2023	PM23A	New York Stock Exchange

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
2.875% Notes due 2024	PM24	New York Stock Exchange
2.875% Notes due 2024	PM24C	New York Stock Exchange
0.625% Notes due 2024	PM24B	New York Stock Exchange
3.250% Notes due 2024	PM24A	New York Stock Exchange
2.750% Notes due 2025	PM25	New York Stock Exchange
3.375% Notes due 2025	PM25A	New York Stock Exchange
2.750% Notes due 2026	PM26A	New York Stock Exchange
2.875% Notes due 2026	PM26	New York Stock Exchange
0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 5, 2021, Philip Morris International Inc. (the "Company") held its Virtual Annual Meeting of Shareholders (the “Virtual Annual Meeting”). There were 1,332,069,283 shares of the Company's common stock, constituting 85.47% of outstanding shares on March 12, 2021, the record date, represented at the Virtual Annual Meeting. The matters voted upon at the Virtual Annual Meeting, and the results of such voting, are set forth below:

Proposal 1: Election of Directors.

Name	For	Against	Abstain	Broker Non-Vote

Brant Bonin Bough	1,138,952,305	5,105,053	2,357,409	185,654,516
André Calantzopoulos	1,127,840,522	16,980,802	1,593,443	185,654,516
Michel Combes	1,133,289,201	10,704,331	2,421,235	185,654,516
Juan José Daboub	1,138,986,694	4,888,000	2,540,073	185,654,516
Werner Geissler	1,132,357,735	12,048,186	2,008,846	185,654,516
Lisa A. Hook	729,522,060	407,222,323	9,670,384	185,654,516
Jun Makihara	1,136,935,672	7,414,727	2,064,368	185,654,516
Kalpana Morparia	1,111,101,406	32,972,216	2,341,145	185,654,516
Lucio A. Noto	1,084,579,152	59,832,076	2,003,539	185,654,516
Jacek Olczak	1,140,324,728	4,080,403	2,009,636	185,654,516
Frederik Paulsen	1,137,880,992	6,242,609	2,291,166	185,654,516
Robert B. Polet	1,126,887,001	17,292,935	2,234,831	185,654,516
Shlomo Yanai	1,139,360,705	4,723,912	2,330,150	185,654,516

All director nominees were duly elected.

Proposal 2: Advisory Vote Approving Executive Compensation.

For	Against	Abstain	Broker Non-Vote

1,036,375,985	101,176,902	8,861,880	185,654,516

The proposal was approved on an advisory basis.

Proposal 3: Ratification of the Selection of PricewaterhouseCoopers SA as Independent Auditors.

For	Against	Abstain

1,297,556,411	26,657,667	7,855,205

The proposal was approved.

Item 7.01.	Regulation FD Disclosure.

On May 5, 2021, the Company issued a press release announcing the organizational transition, attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference to this Item 7.01.

Item 8.01.	Other Events.

On May 5, 2021, the Company's non-management directors elected Lucio A. Noto as the Company's Lead Independent Director.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Philip Morris International Inc. Press Release, dated May 5, 2021 (furnished pursuant to Item 7.01).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ DARLENE QUASHIE HENRY
Name:	Darlene Quashie Henry
Title:	Vice President, Associate General Counsel & Corporate Secretary
DATE: May 10, 2021